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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 29, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            000-29472                                   23-1722724
    COMMISSION FILE NUMBER               (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


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ITEM 5. OTHER EVENTS.

      On January 29, 2003 we issued a press release (attached hereto as Exhibit 99.1) announcing our financial results for the quarter ended December 31, 2002 and that we entered into an agreement to sell our wafer fabrication services business.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      99.1       Text of Press Release dated January 29, 2003
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMKOR TECHNOLOGY, INC.

                                               By: /s/ KENNETH T. JOYCE
                                               ------------------------
                                               Kenneth T. Joyce
                                               Chief Financial Officer

                                               Dated: January 31, 2003